Supplement Dated May 1, 2016

To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S

Lincoln CVUL Series III Elite

Lincoln Corporate Variable 4

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Lincoln CVUL Series III Elite

Lincoln Corporate Variable 4

This Supplement outlines changes to the investment options under your Policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Effective May 2, 2016, the following funds will be available as new investment options under your Policy.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.

•                  Invesco V.I. Comstock Fund (Series I Shares): To seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

American Funds Insurance Series®, advised by Capital Research and Management Company.

•                  Capital Income Builder® (Class 2): Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.

Ivy Funds Variable Insurance Portfolios, advised by Waddell & Reed Investment Management Company.

•                  Ivy Funds VIP Asset Strategy Portfolio: Total return.

JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.

•                  JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return.

•                  JPMorgan Insurance Trust Income Builder Portfolio (Class 1): Maximize income while maintaining prospects for capital appreciation.

•                  JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (Class 1): To seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.

•                  ClearBridge Variable Aggressive Growth Portfolio (Class I): Capital appreciation.

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.

•                  LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation.

SUPP-16-04

Putnam Variable Trust, advised by Putnam Investment Management, LLC

•                  Putnam VT Absolute Return 500 Fund (Class IA): To seek to earn a positive total return that exceeds the rate of inflation by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years) regardless of market conditions.

Please retain this Supplement for future reference.